Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: John Sorensen
(914) 595-8204

VISANT CORPORATION ACQUIRES VISUAL SYSTEMS, INC.

ARMONK, NEW YORK – June 14, 2007 – Visant Corporation today announced the acquisition of Visual Systems, Inc., a leading supplier in the overhead transparency and book component business.

Marc L. Reisch, Chief Executive Officer of Visant, commented, “VSI is another strategic acquisition supporting our core marketing and publishing services businesses.  The closing of the sale of Von Hoffmann has allowed us the opportunity to pay down an additional $375 million of our remaining bank term indebtedness while reinvesting in our continuing higher growth businesses.”  Mr. Reisch further added, “We are enthused about the operational flexibility and the complementary selling opportunities to our key educational customers this acquisition offers as well as providing us an expanded platform to increase our presence in the trade market segment.”

John R. DePaul, President of Visant’s Lehigh Lithographers book cover and component businesses, commenting on the acquisition of VSI stated, “The acquisition of VSI closely aligns with the other key capital investments in our book cover and component businesses.  VSI’s existing expertise in printing on plastic, provides us a ready platform to leverage the emerging digital technologies that are required to support the changing market dynamics.”  Mr. DePaul added, “We look forward to working with the VSI team in supporting our strategic growth initiatives.”

The acquisition was accomplished through a purchase of all of the outstanding stock of VSI by Visant Corporation.  The results of VSI will be reported under Visant’s Marketing and Publishing Services segment.  VSI employs approximately 100 associates in its operations located in Milwaukee, Wisconsin.

About Visant

Visant Corporation is a leading marketing and publishing services enterprise servicing the school affinity, direct marketing, fragrance and cosmetics sampling, and educational publishing markets.  For more information on Visant, visit http://www.visant.net.

About Visual Systems, Inc.

VSI has operated for over 40 years, and is a market leader in providing overhead transparencies for a variety of publishers, including through key relationships in the educational market segment.  VSI also provides a variety of other visual communication products, including book covers and components, teaching aids and inserts and overlays.  For more information on VSI, visit http://www.vsimail.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This release may contain “forward-looking statements.”  Forward-looking statements are based on our current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “might”, “will”, “should”, “estimate”, “project”, “plan”, “anticipate”, “expect”, “intend”, “outlook”, “continue”, “believe”, or the negative thereof or other similar expressions that are intended to identify forward-looking statements and information. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the company or industry results, to differ materially from historical results, any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on estimates and assumptions by our management that, although we believe are reasonable, are inherently uncertain and subject to a number of risks and uncertainties, and you should not place undue reliance on them. Such risks and uncertainties include those set forth in our filings made with the Securities and Exchange Commission.  These factors could cause actual results to differ materially from historical results or those anticipated or predicted by the forward-looking statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update publicly or revise any of them in light of new information, future events or otherwise, except as required by law.

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